EXHIBIT 10.20

                            ASSET PURCHASE AGREEMENT

            THIS ASSET PURCHASE AGREEMENT (the "Agreement") is dated as of December 31, 1996, by and among YOLO ENERGY PARTNERS, INC., an Indiana corporation ("Seller"), YOLO LANDFILL GAS CORPORATION, a California corporation ("Yolo Gasco"), EMCON, a California corporation ("Emcon"), YOLO NEO LLC, a Delaware limited liability company ("NEO Yolo") and Minnesota Methane LLC, a Wyoming limited liability company ("Buyer").

         A. Seller is the owner of the lessee's interest under a Commercial Gas Production Agreement dated June 18, 1985 (the "Production Agreement") with the County of Yolo, California, as lessor, pursuant to which the Seller is granted the rights to collect, process, use and sell landfill gas and produce electric power at the Yolo County Central Landfill in Yolo County, California.

         B. On April 22, 1988 certain of the rights and responsibilities under the Production Agreement were delegated to and assumed by Yolo Gasco pursuant to an amendment to the Production Agreement and the terms of a Delegation Agreement between Seller and Yolo Gasco (the "Delegation Agreement").

         C. Pursuant to the terms of the Delegation Agreement Yolo Gasco has caused to be installed, owned and operated certain landfill gas collection wells, piping, compressors and associated equipment for the collection, sale, processing and sale to Seller of landfill gas (the "Gas Project").

         D. Pursuant to the terms of the Production Agreement the Seller has acquired, installed, owned and operated certain electric generation equipment and associated rights, permits, contracts and other authorizations for the production and sale of electric power (the "Electric Project").

         E. EMCON owns all of the issued and outstanding shares of Yolo Gasco. EMCON also has provided services to Yolo Gasco for the operation and maintenance of the landfill gas collection system owned by Yolo Gasco.

         F. In 1995, Seller entered into an agreement with Pacific Gas & Electric Company ("PG&E") pursuant to which Seller agreed to terminate all of its rights to sell power to PG&E from the Power Project (the "Termination Agreement"). The Termination Agreement includes certain other restrictions on the sale of electric power to PG&E by any purchasers of the Electric Project that may continue to utilize the electric power generation equipment at the Yolo County Central Landfill.

         G. Seller desires to sell and Buyer desires to buy the assets of the Power Project for the purchase price and on the terms set forth herein.



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         H. Yolo Gasco desires to sell and NEO Yolo desires to buy the assets of the Gas Project for the purchase price and on the terms set forth herein.

         I. As an inducement to NEO Yolo and Buyer to enter into this Agreement, EMCON has agreed to provide its services at attractive rates for the operation and maintenance of the landfill gas collection system in connection with the Gas Project to be acquired by NEO Yolo.

         J. In order to settle all claims that may exist between Yolo Gasco and the Seller, the Seller and Buyer have agreed upon the terms of a settlement of such claims which settlement will be a condition precedent to the closing of this transaction.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF ELECTRIC PROJECT ASSETS. On the terms and subject to the conditions set forth in this Agreement, Seller hereby agrees to sell, assign, convey, transfer and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, on a going concern basis, all of the assets and business properties of every kind and description, wherever located, personal or mixed, tangible and intangible, owned or held by Seller and used or held for use in connection with the Electric Project (collectively, the "Electric Assets"), including, without limitation, all right, title and interest of Seller in, to and under:

             (a)  All  raw  materials,  supplies,  work-in-process,   and  other
materials included in the inventory of the Electric Project or including, without limitation, such items that have been ordered by Seller but have not yet been received by Seller;

             (b) All of the real estate and personal property leases listed and described in Schedule 1(b) attached hereto (collectively the "Electric Project Assumed Leases");

             (c) All machinery and equipment, vehicles, furniture, fixtures, and other personal property owned by Seller and used or useful in connection with the Electric Project including, without limitation, the items listed or described on Schedule 1(c) attached hereto;

             (d) The contracts, agreements or understandings listed or described on Schedule 1(d) attached hereto (collectively, the "Electric Project Assumed Contracts");

             (e) All of the permits, licenses and authorizations listed or described on Schedule 1(e) attached hereto (collectively, the "Electric Project Permits");

             (f) All customer lists, processes, trade secrets, know how and other proprietary or confidential information used in or related to the Electric Project (but excluding privileged attorney-client communications, attorney work product and such other confidential information as would ordinarily fall within the category of "privileged" material for purposes of discovery in general civil litigation in California's state or federal courts);

             (g) All trademarks and trade names associated with the Electric Project (the "Goodwill");

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             (h) All of  Seller's  rights,  claims or  causes of action  against third parties related to the assets, properties, business or operations of the Electric Project arising out of transactions occurring prior to the Closing Date; and

             (i) Copies of all books and records which copies shall be made at Buyer's expense to the extent such cost exceeds $200.

         2. PURCHASE AND SALE OF THE GAS PROJECT ASSETS. On the terms and subject to the conditions set forth in this Agreement, Yolo Gasco hereby agrees to sell, assign, convey, transfer and deliver to NEO Yolo, and NEO Yolo hereby agrees to purchase from Yolo Gasco, on a going concern basis, all of the assets and business properties of every kind and description, wherever located, personal or mixed, tangible or intangible, owned by Yolo Gasco and used or held for use in connection with the Gas Project (collectively, the "Gas Assets"), excluding cash and accounts receivable, but including, without limitation, all right, title and interest of Seller in, to and under:

             (a)  All  raw  materials,  supplies,  work-in-process,   and  other
materials included in the inventory of the Gas Project, including, without limitation, such items that have been ordered by Yolo Gasco but have not yet been received by Yolo Gasco;

             (b) All of the real estate and personal property leases listed and described in Schedule 2(b) attached hereto (collectively the "Gas Project Assumed Leases");

             (c) All machinery and equipment and other personal property owned by Yolo Gasco and exclusively used in connection with the Gas Project including, without limitation, the items listed or described on Schedule 2(c) attached hereto;

             (d) The contracts, agreements or understandings listed or described on Schedule 2(d) attached hereto (collectively, the "Gas Project Assumed Contracts");

             (e) All of the permits, licenses and authorizations listed or described on Schedule 2(e) attached hereto (collectively, the "Gas Project Permits");

             (f) All customer lists, processes, trade secrets, know-how and other proprietary or confidential information exclusively used in or related to the Gas Project (but excluding privileged attorney-client communications, attorney work product and such other confidential information as would ordinarily fall within the category of "privileged" material for purposes of discovery in general civil litigation in California's state or federal courts);

             (g) All trademarks and trade names of Yolo Gasco associated with the Gas Project (the "Goodwill");

             (h) All of Yolo Gasco's rights, claims or causes of action against third parties related to the assets, properties, business or operations of the Gas Project arising out of transactions occurring prior to the Closing Date; and

             (i) Copies of all books and records, which copies shall be made at NEO Yolo's expense to the extent such cost exceeds $200.

         3. PURCHASE PRICE FOR ELECTRIC PROJECT. On the terms and subject to the conditions set forth in this Agreement, and in


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consideration of the sale, conveyance,  assignment, transfer and delivery of the
Electric Assets, Buyer agrees to deliver at Closing good funds in the amount of $550,000 as the purchase price for the Electric Assets (the "Electric Project Purchase Price"). As a condition to the Closing, Buyer shall pay the Electric Project Purchase Price, and shall also pay certain other amounts, in accordance with the following provisions:

             (a) On the terms and subject to the conditions set forth in this Agreement, including, without limitation, Section 3(b) below, upon the Closing, Buyer agrees to assume and discharge the liabilities of Seller set forth on Schedule l(b) attached hereto. All of the foregoing liabilities and obligations of Seller to be assumed by Buyer pursuant to this Section 3(a) are referred to as the "Electric Project Assumed Liabilities".

             (b) Buyer expressly does not assume and does not agree to assume any liability or obligation of Seller, direct or indirect, known or unknown, absolute or contingent, not expressly assumed by Buyer pursuant to Section 3(a) and, notwithstanding anything to the contrary in Section 3(a), none of the following shall be Electric Project Assumed Liabilities for purposes of this
Agreement:

                 (i) any income taxes (including foreign, federal, state, county or local) of Seller or Yolo Gasco;

                 (ii) any costs and expenses incurred by Seller incident to its negotiation and preparation of this Agreement and the consummation of the transactions contemplated herein (it being understood that such costs and expenses are being and will be paid by Seller);

                 (iii) any liability under any insurance, pension, deferred compensation or any other employee benefit plan including any claim or liability to make any contribution to any such plan relating to the period prior to Closing;

                 (iv) any sales, use or transfer taxes, if any, in connection with this transaction, any tax liability of Yolo Gasco or Seller resulting from the transactions contemplated herein, including, without limitation, any recapture by Seller of investment tax credit or depreciation; (v) any claim or liability the existence of which would constitute a breach of any of the representations of Seller hereunder (provided, however, that the existence of any such claim or liability shall not give rise to, or create an inference with respect to, any independent basis for asserting or initiating any claim for damages for breach of any representation of Seller hereunder); and

                 (vi)  any  debt,   liability  or  obligation  of  Seller,   its
shareholders,  or any one of them,  other  than  the  Electric  Project  Assumed
Leases.

             (c) Buyer expressly does not assume and does not agree to assume any income, business, occupation, employment, withholding, sales and use, personal property or real estate tax, assessment or governmental charge or any other tax, assessment or governmental charge of any kind related to the Electric Project or the Electric Assets for any period ending prior to or on the Closing; provided, however, Buyer does expressly assume taxes, assessments or governmental charges, if any, which accrue or relate to a period subsequent to the Closing as a result of Buyer's ownership, operation, sale or transfer of the Electric Project or the Electric Assets subsequent to the Closing or as provided elsewhere herein.

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             (d) The purchase  price for the Electric  Assets shall be allocated as set forth on Schedule 3(d) attached hereto.

         4. Purchase Price for Gas Project Assets. On the terms and subject to the conditions set forth in this Agreement, and in consideration of the sale, conveyance, assignment, transfer and delivery of the Gas Assets, at the Closing NEO Yolo agrees to deliver at Closing good funds in the amount of $250,000 as the purchase price for the Gas Assets (the "Gas Project Purchase Price"). As a condition to the Closing, Buyer shall pay the Gas Purchase Price, and shall also pay certain other amounts, in accordance with the following provisions:

             (a) On the terms and subject to the conditions set forth in this Agreement, including, without limitation, Section 4(b) below, upon the Closing, NEO Yolo agrees to assume and discharge the liabilities of Yolo Gasco set forth on Schedule 2(b) attached hereto. All of the foregoing liabilities and obligations of Yolo Gasco to be assumed by NEO Yolo pursuant to this Section 4(a) are referred to as the "Gas Project Assumed Liabilities".

             (b) NEO Yolo expressly does not assume and does not agree to assume any liability or obligation of Yolo Gasco, direct or indirect, known or unknown, absolute or contingent, not expressly assumed by NEO Yolo pursuant to Section 4(a) and, notwithstanding anything to the contrary in Section 4(a), none of the following shall be Gas Project Assumed Liabilities for purposes of this
Agreement:

                 (i) any income taxes (including foreign, federal, state, county or local) of Seller or Yolo Gasco;

                 (ii) any costs and expenses incurred by Yolo Gasco incident to its negotiation and preparation of this Agreement and the consummation of the transactions contemplated herein (it being understood that such costs and expenses are being and will be paid by Yolo Gasco);

                 (iii) any liability under any insurance, pension, deferred compensation or any other employee benefit plan including any claim or liability to make any contribution to any such plan relating to the period prior to Closing;

                 (iv) any sales, use or transfer taxes, if any, in connection with this transaction, any tax liability of Yolo Gasco or Seller resulting from the transactions contemplated herein, including, without limitation, any recapture by Yolo Gasco of investment tax credit or depreciation;

                 (v) any claim or liability the existence of which would constitute a breach of any of the representations of Yolo Gasco hereunder (provided, however, that the existence of any such claim or liability shall not give rise to, or create an inference with respect to, any independent basis for asserting or initiating any claim for damages for breach of any representation of Yolo Gasco hereunder); and

                 (vi) any debt,  liability  or  obligation  of Yolo  Gasco,  its
shareholders,   or  any  one  of  them,  other  than  the  Gas  Project  Assumed
Liabilities.

             (c) NEO Yolo expressly does not assume and does not agree to assume any income, business, occupation, employment, withholding, sales and use, personal property or real estate tax, assessment or governmental charge or any


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other tax,  assessment  or  governmental  charge of any kind  related to the Gas
Project or the Gas Assets for any period ending prior to or on the Closing; provided, however, NEO Yolo does expressly assume, taxes, assessments, and governmental charges, if any, which accrue or relate to a period subsequent to the Closing as a result of NEO Yolo's ownership, operation, sale or transfer of the Gas Project or the Gas Assets subsequent to the Closing.

         5. CLOSING. The purchase and sale of the Gas Assets and the Electrical Assets (the "Closing") shall take place at the offices of Poindexter & Doutre', Inc., at 10:00 a.m. local time on December 13, 1996, (the "Closing Date"), or at such other place and time as the parties may mutually agree.

             (a) Deliveries by Seller. At or prior to the Closing, Seller shall deliver to Buyer, in a form reasonably satisfactory to Buyer, the following items:

                 (i) A bill of sale and assignment in the form attached hereto as Schedule 5(a)(i), duly executed by Seller, conveying all of Seller's rights, title and interest in and to all of the Electric Assets to Buyer, to the full extent of Seller's interest in the Electric Assets;

                 (ii) An assignment and assumption agreement in the form attached hereto as Exhibit 5(a)(ii), duly executed by Seller, and such other assignment agreements as are necessary to transfer, assign, and convey all of Seller's right, title, and interest in and to all leases, agreements, contracts, licenses, permits, orders and other Electric Assets which constitute an Electric Project Assumed Lease, an Electric Project Assumed Contract or Electric Project Permit;

                 (iii) Such other instruments of sale, conveyance, transfer and assignment as Buyer may reasonably request, duly executed by Seller, as are necessary to vest in Buyer as of the Closing all of Seller's rights, title and interest in and to all of the Electric Assets to the full extent of Seller's interest in the Electric Assets; and

                 (iv) A duly certified copy of resolutions of the Board of Directors and shareholders of Seller authorizing the transactions that are the subject of this Agreement.

                 (v) A duly executed Certificate of Seller certifying the accuracy of Seller's representations contained in this Agreement as of the Closing Date and Seller's compliance with, and fulfillment of, all covenants, agreements, obligations and conditions as required by this Agreement.

                 (vi) Opinion of Sommer & Barnard, P.C., counsel for Seller, dated the Closing Date and in the form attached hereto as Exhibit 5(a) (vi).

                 (vii) Signed consents or approvals by third parties set forth in Schedule 6(c).

                 (viii) A power purchase agreement on Form Standard Offer 1 between Southern California Edison and Buyer with respect to the Electric Project on terms satisfactory to Buyer.

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                 (ix)  A  transmission  and  interconnection  agreement  between
Pacific Gas and Electric Company and Buyer with respect to the delivery of electric power from the Electric Project to Southern California Edison on terms satisfactory to Buyer.

In connection with the foregoing deliveries, on the Closing Date, Seller shall deliver full possession and enjoyment of all of the Electric Assets to Buyer, to the full extent of Seller's interest therein, in accordance with the provisions of this Agreement. Seller shall cooperate with Buyer after the Closing and shall execute and deliver such additional documents or instruments which are reasonably necessary to sell, convey, transfer or assign Seller's interest in the Electric Assets to Buyer.

             (b) DELIVERIES BY BUYER. At or prior to the Closing, Buyer shall deliver to Seller, in form reasonably satisfactory to Seller, the following items:

                 (i) Good funds in the amount of $550,000;

                 (ii) An assignment and assumption agreement in the form attached hereto as Exhibit 5(a)(ii), duly executed by Buyer, pursuant to which Buyer assumes and agrees to discharge all of the Electric Project Assumed Liabilities;

                 (iii) A duly certified copy of resolutions of the Managers or Members of Buyer authorizing the transactions contemplated by this Agreement;

                 (iv) A duly executed Certificate of President or Manager of Buyer certifying the accuracy of Buyer's representations and warranties contained in this Agreement and Buyer's compliance with, and fulfillment of, all covenants, agreements, obligations and conditions as required by this Agreement;

             (c) DELIVERIES BY YOLO GASCO. At or prior to the Closing, Yolo Gasco shall deliver to NEO Yolo, in a form reasonably satisfactory to NEO Yolo, the following items:

                 (i) A bill of sale and assignment in the form attached hereto as Exhibit 5(c)(i), duly executed by Yolo Gasco, conveying all of Yolo Gasco's rights, title and interest in and to all of the Gas Assets to NEO Yolo, to the full extent of Yolo Gasco's interest in the Gas Assets;

                 (ii) An assignment and assumption agreement in the form attached hereto as Exhibit 5(c)(ii), duly executed by Yolo Gasco, and such other assignment agreements as are necessary to transfer, assign, and convey all of Yolo Gasco's right, title and interest in and to all leases, agreements, contracts, licenses, permits, orders and other Gas Assets which constitute a Gas Project Assumed Lease, a Gas Project Assumed Contract or a Gas Project Permit;

                 (iii) Such other instruments of sale, conveyance, transfer and assignment as NEO Yolo may reasonably request, duly executed by Yolo Gasco, as are necessary to vest in NEO Yolo as of the Closing all of Yolo Gasco's rights, title and interest in and to all of the Gas Assets to the full extent of Seller's interest in the Gas Assets;

                 (iv) A certified copy of resolutions of the Board of Directors and Shareholder of Yolo Gasco authorizing the transactions that are the subject of this Agreement.

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                 (v) A duly  executed  Certificate  of  President  of Yolo Gasco certifying the accuracy of Yolo Gasco's representations contained in this Agreement as of the Closing Date and Yolo Gasco's compliance with, and fulfillment of, all covenants, agreements, obligations and conditions as required by this Agreement.

         In connection with the foregoing deliveries, on the Closing Date, Yolo Gasco shall deliver full possession and enjoyment of all of the Gas Assets to NEO Yolo to the full extent of Yolo Gasco's interest therein, in accordance with the provisions of this Agreement. Yolo Gasco shall cooperate with NEO Yolo after the closing and shall execute and deliver such additional documents or instruments which are reasonably necessary to sell, convey, transfer or assign Yolo Gasco's interest in the Gas Assets to NEO Yolo.

             (d) Deliveries by NEO Yolo. At or prior to the Closing, NEO Yolo shall deliver to Yolo Gasco, in a form reasonably satisfactory to Yolo Gasco, the following items:

                 (i) Good funds in the amount of $250,000;

                 (ii) An assignment and assumption agreement in the form attached hereto as Exhibit 5(c)(ii), duly executed by NEO Yolo, pursuant to which NEO Yolo assumes and agrees to discharge all of the Gas Project Assumed Liabilities;

                 (iii) A duly certified copy of resolution of the manager or members of NEO Yolo authorizing the transactions contemplated by this Agreement;

                 (iv) Consents, waivers, settlement and termination agreements and such other documents duly executed by other third parties listed on Schedule 3(b)(iv), as are reasonably required for the consummation of the transactions contemplated by this Agreement;

                 (v) An agreement of  indemnification by NEO Yolo in the form of
Exhibit 5(c)(v) of Yolo Gasco and EMCON for liabilities, costs and expenses that arise after the Closing Date for actions by NEO Yolo for actions taken after the Closing Date that relate to the Gas Project.

                 (vi) A duly executed Certificate of the President or a Manager or Member of NEO Yolo certifying the accuracy of NEO Yolo's representations and warranties contained in this Agreement and NEO Yolo's compliance with, and fulfillment of, all covenants, agreements, obligations and conditions as required by this Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer the following (both as of the Closing Date and as of the date hereof):

             (a) DUE CORPORATE FORMATION AND QUALIFICATION. Seller is a corporation duly organized and validly existing under the laws of the State of Indiana, and is qualified to do business in the State of California and has the power and lawful authority to carry on its business as now being conducted, and to own or lease and operate its properties and assets as now owned, leased or operated by it. To the best knowledge and belief of the Seller, the Seller is not required to be licensed or qualified as a foreign corporation in any other jurisdiction other than the State of California except where a failure to be so qualified would have a material adverse effect upon the business of the Seller. Seller has no subsidiaries and does not own any securities issued by any other business organization or governmental authority. Seller does not own or have any direct or indirect interest in or control over any other corporation, partnership, joint venture or entity of any kind.

             (b)  CORPORATE   AUTHORIZATION  OF  SELLER.  The  Seller  has  full
corporate power and authority to execute and deliver this Agreement and each agreement, document and instrument executed and delivered by Seller pursuant to this Agreement and to consummate the transactions contemplated hereby, and assuming due authorization, execution and delivery of this Agreement by the Buyer, Yolo Gasco and NEO Yolo, this Agreement and each agreement, document and instrument executed and delivered by Seller pursuant to this Agreement constitutes the valid and binding obligation of the Seller enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights


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generally  and the remedy of specific  performance  and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) AUTHORITY OF THE SELLER. Except as set forth in Schedule attached hereto, to the best knowledge and belief of the Seller, no consent, authorization or approval of, or declaration, filing or registration with, any governmental, administrative or regulatory body, or any consent, authorization or approval of any other third party, is necessary in order to enable the Seller to enter into and perform its obligations under this6 Agreement and to consummate the transactions contemplated hereby, and, to the best knowledge and belief of the Seller, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will:

                 (i) be in violation of the articles of incorporation or code of bylaws of the Seller or constitute a breach of any evidence of indebtedness or agreement relating to the business to which the Seller is a party;

                 (ii) cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which any of the Electric Assets is subject or under any contract relating to the Seller's business to which the Seller is a party, or permit the termination of any such contract by another person;

                 (iii) result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the Electric Assets under any agreement or commitment to which the Seller is bound;

                 (iv) accelerate, or constitute an event entitling, or which would, on notice or lapse of time or both, entitle, the holder of any indebtedness of the Seller to accelerate the maturity of any such indebtedness;

                 (v) conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality; or

                 (vi) violate any statute, law, regulation, permit order or other governmental authorization of any jurisdiction as such statute, law, regulation, permit, order or other governmental authorization relates to the properties of the Electric Project.

             (d) FINANCIAL STATEMENTS AND TAX RETURNS. Seller has heretofore furnished the Buyer with the balance sheet of Seller dated December 31, 1994


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(the "Seller  Balance  Sheet  Date"),  together  with the statement of earnings, stockholders equity and cash flow of Seller for the twelve-month period ending December 31, 1994 and for the two years ending December 31, 1992 and 1993
(collectively,  the  "Seller  Financial  Statements").   Copies  of  the  Seller
Financial Statements are attached hereto as Schedule 6(d). Except as otherwise indicated in the Seller Financial Statements, to the best knowledge and belief of Seller, the Seller Financial Statements have been prepared utilizing generally accepted accounting principles consistently applied. Seller has furnished to Buyer true and correct copies of its federal and state tax returns and all amendments thereto for the years 1992, 1993 and 1994.

             (e) ABSENCE OF UNDISCLOSED LIABILITIES. All liabilities of the Seller with respect to the Seller's business and the Electric Assets (whether accrued, absolute, contingent or otherwise and whether due or to become due) are set forth or adequately reserved against in the Seller Financial Statements in accordance with generally accepted accounting principles, except for liabilities set forth on Schedule 6(e) attached hereto and except for liabilities incurred since the Seller Balance Sheet Date in the ordinary course of business as therefore conducted.

             (f) TITLE TO PROPERTIES; ENCUMBRANCES. Except as reflected in the Seller Financial Statements, and except for assets and properties which have been sold or otherwise disposed of in the ordinary course of business, the Seller has good, valid and marketable title (except for leasehold interests, rights pursuant to easements, licenses and other interests of third parties specifically set forth on any Schedule annexed hereto) to all its material tangible and intangible personal properties and assets, including all tangible and intangible personal properties and assets, which are included among the Electric Assets reflected in the Seller Financial Statements, and all other tangible and intangible personal properties and assets, which are included among the Electric Assets, purchased by the Seller since the Seller Balance Sheet Date, in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real or tangible or intangible personal property which are described in
Schedule 6(f) attached hereto, (ii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (iii) liens, encumbrances and easements under the contracts and agreements which are included among the Electric Assets and which are specifically identified on any Schedule annexed hereto (liens of the type described in clause (i), (ii), and (iii) above are hereinafter sometimes referred to as "Electric Project Permitted Liens"), and (iv) the liens or other encumbrances set forth on Schedule 6(f) attached hereto.

             (g) COMPLIANCE WITH LAWS. Except as set forth on Schedule attached hereto, to the Seller's best knowledge and belief, with respect to the Seller's business, (i) Seller has received no notice from any governmental authority that it is in violation of applicable laws and regulations, and (ii) Seller has not received any notification of past violations of such laws or regulations that could reasonably be expected to result in future material claims against it. To the best knowledge and belief of the Seller, set forth on Schedule 6(g) attached hereto is a list of all of the Seller's licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies that are material to or necessary for the conduct of the Seller's business (collectively "Electric Project Permits"). To the best knowledge and belief of the Seller, all Electric Project Permits are in full force and effect and no proceeding is pending or threatened to revoke or limit any Electric Project Permit.

             (h) LITIGATION. Except as set forth on Schedule 6(h) attached hereto, there are no actions, suits or claims, or legal, administrative or


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arbitral  proceedings  or  investigations  pending or, to the best knowledge and belief of the Seller, threatened against or involving the Seller or any of its properties or assets with respect to the Seller's business. To the best knowledge and belief of the Seller, none of the actions, suits, claims, proceedings or investigations set forth on Schedule 6(h), individually or in the aggregate, can reasonably be expected to have a material adverse effect on the Electric Project.

             (i) POWER PURCHASE AGREEMENTS. Seller has delivered true and correct copies of the termination agreement and any amendments thereto entered into between Seller and PG&E. Schedule 6(i) sets forth a list of all documents and agreements between Seller and PG&E that have or could have a material adverse effect on the Electric Project or on the use of the Electric Assets at the Yolo County Central Landfill, copies of which documents have been provided to Buyer.

             (j) CONTRACTS AND OTHER AGREEMENTS. Schedule 6(j) attached hereto contains a complete and accurate list of all of the following contracts and other agreements with respect to the Electric Project to which the Seller is a party or by or to which it or its assets or properties are bound or subject;

                 (i) contracts and other agreements with any current or former officer, director, or employee not cancelable without penalty on notice of thirty (30) days or less;

                 (ii) contracts and other agreements with material suppliers of products sold or leased by Seller in the normal course of the Seller's business;

                 (iii) contracts and other agreements relating to the borrowing of money including any indenture, mortgage, promissory note, loan agreement, or guaranty;

                 (iv) operations and maintenance agreements with respect to the Electric Project;

                 (v) any water supply agreement or any other agreement for condensate or other liquid disposal; and

                 (vi) any other contract or other agreement which the Seller reasonably believes is material to the Electric Project (other than those reflected on any of the other Schedules to this Agreement). There have been delivered or made available to the Buyer true and complete copies of all of the contracts and other agreements set forth on Schedule 6(j) or on any other Schedule attached hereto. To the best knowledge and belief of the Seller, all of such contracts and other agreements are valid and binding upon the Seller in accordance with their terms, and, except as set forth on Schedule 6(c), the Seller is not in material default under any such contracts.

         (k) REAL ESTATE LEASES. Schedule 6(k) attached hereto sets forth a list and summary description of all leases, subleases, easements, licenses or other agreement under which the Seller is the lessor or lessee of, or uses or occupies or allows the use or occupancy of, any real property (the "Seller Leases and Easements"). All of the Seller Leases and Easements, true and complete copies of which have been delivered or made available to the Buyer, are in effect and, to the best knowledge and belief of the Seller, the Seller is not in material default under or with respect to any of the Seller Leases or Easements nor has the Seller received or sent any notice of any default under or with respect to


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any of the same. To the best knowledge and belief of the Seller,  no other party to any of the Seller Leases and Easements is in material default under or with respect to any of the same.

             (l) ACCOUNTS AND NOTES RECEIVABLE. To the best knowledge and belief of the Seller, all accounts receivable reflected on the Seller Financial Statements, and all accounts receivable arising subsequent to the Seller Balance Sheet Date and prior to the Closing Date, have arisen, or will have arisen at the Closing Date, in the ordinary course of business of the Seller and represent, or will represent, valid obligations due to the Seller and subject to no set off and counterclaim. Seller has no account or loans receivable from any person, firm or corporation which is affiliated with Seller or from any director, officer or employee of Seller.

             (m) INTELLECTUAL PROPERTY. Schedule 6(m) attached hereto sets forth a list of all patents, trade secrets, proprietary rights, trademarks, service marks and trade names (collectively, "Intellectual Property") that relate to the Seller's business. Except as set forth on Schedule 6(m), to the best knowledge and belief of the Seller, all Intellectual Property is owned outright by Seller, free and clear of any lien or encumbrance and except as so set forth, there exist no obligations with respect to any Intellectual Property requiring the Seller to make any payment in respect of its use or otherwise. Except as set forth on Schedule 6(m), to the best knowledge and belief of the Seller, the Seller has no notice of any patent, trademark, service mark or trade name of any other person that infringes upon, or is infringed upon by, any of the property set forth on Schedule 6(m) or notice of any claim of any other person relating to any of the property set forth or any process or confidential information of the Seller. Seller's rights in all of such Intellectual Property are freely transferable.

             (n) BROKER'S OR FINDER'S FEES. No agent, broker, person or firm acting on behalf of the Seller is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

             (o) EMPLOYEE BENEFIT PLANS.

                 (i) Schedule  6(o) attached  hereto lists all employee  benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any employment or compensation agreements, written or otherwise, currently or heretofore maintained, contributed to or entered into by the Seller for the benefit or, relating to, or with any employee of the Seller employed in the Seller's business (the "Employee Plans"). None of the Employee Plans is a multi-employer plan, as defined in Section 4001(a)(3) of ERISA (a "Multi-employer Plan"). There has been no "prohibited transaction", as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan. No Employee Plan has breached any requirement prescribed by any applicable statute, order, or governmental rule or regulation currently in effect with respect thereto, nor has the Seller failed to perform any obligations required to be performed by it under, nor is it in default under or in violation of, nor has it knowledge of any default or violation by any other party of the Employee Plans which would result in liability to the Buyer. Each


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Employee  Plan  intended  to qualify  under  Section  401(a) of the Code does so qualify, and each trust created thereunder intended to be exempt from tax under the provisions of Section 501(a) of the Code is so exempt, a determination letter from the Internal Revenue Service (the "IRS") that each such plan is so qualified and each such trust is so exempt has been applied for and the Seller is aware of no reason why each such favorable determination letter should not be issued; and there exists no fact which would adversely affect the qualified status of any such plan or which would eliminate or partially eliminate the tax treatment accorded to the employers, employees or the corpus of any such plan under the Code. The Seller has not incurred and does not reasonably expect to incur (i) any liability to the Pension Benefit Guaranty Corporation (other than a liability for premiums pursuant to Section 4007 of ERISA) with respect to any employee plan subject to Title IV of ERISA or (ii) any withdrawal liability with respect to any Multi-employer Plan. All contributions required to be made to any Employee Plan have been made, and all appropriate accruals of contributions, disbursements and expenses have been made with respect to such Employee Plans. With respect to each Employee Plan which is covered by Title IV of ERISA, the market value of assets of such plan as of the date hereof exceeds the actuarial present value of benefits accrued under such plan as of the date hereof, determined in accordance with the actuarial assumptions set forth in the most recent actuarial valuation report of such plan.

                 (ii) The Seller has delivered to the Buyer true and complete copies of all Employee Plans listed in Schedule 6(o) and of all agreements, including trust agreements and other funding instruments, such as insurance contracts, embodying such plans. With respect to each employee benefit plan, as defined in Section 3(3) of ERISA, listed in Schedule 6(o), true and complete copies of the (i) last filed Form 5500 and all applicable schedules thereto;
(ii) summary plan description and all modifications thereto communicated to employees; and (iii) most recent annual and periodic accounting of related plan assets, if any, have been delivered to the Buyer and are correct in all material respects. With respect to each employee pension benefit plan, as defined in
Section 3(2) of ERISA,  listed on Schedule 6(o), true and complete copies of the
(i) most recent determination letter, if any, issued by the IRS and the application therefor, and (ii) most recent annual actuarial valuation report, if any, have been delivered to the Buyer and are correct in all material respects.

             (p) LABOR MATTERS. Except as set forth in Schedule 6(p) attached hereto, with respect to the Seller's business, the Seller is currently in compliance in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those related to wages, hours, collective registrations, and authorizations.

             (q) TAX RETURNS. Seller, as appropriate, has timely filed (including extensions) with the appropriate governmental authorities, all tax and other returns required to be filed by it and such returns are true and complete and all taxes due have been paid. The Seller will timely file (including extensions) with appropriate governmental authorities, all tax and other returns which shall be required to be filed by it after the Closing Date and such returns shall be true and complete and all taxes due shall be paid by the Seller.

             (r) INSURANCE. All insurance policies and arrangements of Seller relative the Electric Project are set forth on Schedule 6(r) attached hereto. Said insurance policies and arrangements are in full force and effect, all premiums with respect thereto are currently paid, and Seller is in compliance in all material respects with the terms thereof.

             (s) ENVIRONMENTAL MATTERs. Seller has provided to Buyer copies of all documents, records and information available to Seller, a complete listing of which is set forth on Schedule 6(s) attached hereto, concerning any environmental or health and safety matter relevant to Seller, whether generated


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by  Seller or  others,  including,  without  limitation,  environmental  audits,
environmental  risk  assessments,  site  assessments,   documentation  regarding
offsite disposal, spill control plans, and reports, correspondence, permits, licenses, approvals, consents, and other authorizations related to environmental or health and safety matters issued by any governmental agency.

             (t) QUALIFYING FACILITY. Seller has taken all actions and filed all notices or applications necessary to obtain and maintain qualifying facility status of the Electric Project pursuant to the Public Utility Regulatory Policies Act of 1978. Seller has received no notices and has no knowledge of any facts or circumstances that (i) violate the requirements for maintaining qualifying facility status for the operations of the Electric Project, or (ii) following the purchase of the Electric Project by Buyer, would prevent the obtaining or maintaining or would increase the cost of obtaining or maintaining qualifying facility status under such statute for the Electric Project by the Buyer.

             (u) PERMITS AND GOVERNMENTAL AUTHORITY.

                 (i) All Electric  Project Permits required for the construction and operation of the Electric Project either (i) have been obtained and remain in full force and effect and are not subject to any appeals or further proceedings or to any unsatisfied conditions that may allow material modification or revocation or (ii) with respect to Electric Project Permits required for operation and construction and not yet obtained, are of a type that are routinely granted on application and that could not be reasonably obtained before the Closing Date. Upon the purchase of the Electric Assets, the Buyer will, to the extent permitted by law, without penalty, additional cost or consent of any person, be entitled to the benefit of each such Electric Project Permit so that the operation of the Electric Project may continue, except as set forth on Schedule 6(u). All applicable Electric Project Permits obtained as of the Closing Date are listed in Schedule l(e).

                 (ii) Except for the Electric Project Permits identified in Schedule l(e), no action by, and no notice to or filing with, any federal, state or local governmental authority or regulatory body (x) is or will be required for the due execution, delivery and performance by the Seller of this Agreement or any agreement, lease or document to be entered into, assigned or delivered pursuant to the terms hereof of to which it is or will be a party, or (y) is or will be required for the financing and operation of the Electric Assets.

             (v) ENVIRONMENTAL COMPLIANCE. Seller has taken all necessary steps to investigate the past and present condition and usage of its properties and the operations conducted thereon and, based upon such diligent investigation, has determined and hereby represents and warrants that:

                 (i) Neither the Seller nor any operator of its properties is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to the environmental matters, including without limitation, those arising under federal, state or local environmental laws, which violation would have a material adverse effect on the business, assets or financial condition of the Seller;

                 (ii) The Seller has not received notice from any third party including, without limitation; any federal, state or local governmental authority, (a) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (b) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous waste, as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic


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substance, oil or hazardous materials or other chemicals or substances regulated by any federal, state or local environmental laws ("Hazardous Substances") which it has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Seller conduct a remedial investigation, removal or other response action pursuant to any federal, state or local environmental law; or
(c) that it is or shall be a named party to any claim, action, cause of action, complaint, legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                 (iii) (a) No portion of the Seller's leased real property has been used for the handling, processing, storage or disposal of Hazardous
Substances except in accordance with applicable federal, state or local environmental laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such real property; (b) in the course of any activities conducted by the Seller or operators of the real property, no Hazardous Substances have been generated or are being used on such real property except in accordance with applicable federal, state or local environmental laws; (c) there have been no unpermitted releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases property, which releases would have a material adverse effect on the value of such real property or adjacent properties or the environment; (d) to the best of the Seller's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of the real property which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the real property; and (e) in addition, any Hazardous Substances that have been generated on the real property have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable federal, state or local environmental laws, which transporters and facilities have been and are, to the best of the Seller's knowledge, operating in compliance with such permits and applicable environmental laws;

                 (iv) The real property owned or leased by Seller in Yolo County, California is not subject to any applicable environmental clean up responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby; and

                 (v) The Seller has  provided  the Buyer with true and  complete copies of all material, documents, reports, site assessments, data, communications and other materials in its possession or to which it has access which contain information with respect to potential environmental liabilities of the Seller related to compliance with federal, state and local environmental laws.

             (w) Disclosure. No representation or warranty made by the Seller in this Agreement or in any agreement, instrument, document, certificate, statement or letter furnished to the Buyer by or on behalf of or at the request of the Seller in connection with any of the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

         7. REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer represents and warrants to Seller and Yolo Gasco the following (both as of the Closing Date and as of the date hereof):

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

             (a) DUE FORMATION AND QUALIFICATION. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of its state of formation, and has the power and lawful authority to carry on its business as now being conducted and to own or lease its properties and assets as now owned, leased or operated by it. The Buyer is duly qualified or otherwise authorized as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which, to the best knowledge and belief of the Buyer, a failure to be so qualified would have a material adverse effect on the business of the Buyer.

             (b) AUTHORIZATION. The Buyer has full power and authority under its formation documents and operating agreement and, the managers and members of Buyer have taken all necessary action to authorize the Buyer to execute and deliver this Agreement and to consummate the transactions contemplated hereby and, assuming due authorization, execution and delivery of this Agreement by the Seller and Yolo Gasco, this Agreement constitutes the valid and binding obligation of the Buyer enforceable in accordance with its terms except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby does or will violate, conflict with, result in a breach of any provision of, constitute a default under, result in the termination of or permit any third party to terminate (with or without notice, lapse of time or pursuant to any legal or equitable principle) or accelerate the performance required on the part of the Buyer by the terms of, or accelerate the maturity of or require the prepayment of any indebtedness of the Buyer under, any judgment, order, decree or agreement or instrument to or by which the Buyer or any of its assets is subject or bound.

             (d) AUTHORITY OF THE BUYER. Except as set forth on Schedule 7(d) attached hereto, no consent, authorization or approval of, or declaration, filing or registration with, any governmental, administrative or regulatory body, or any consent, authorization or approval of any other third party, is necessary in connection with the Buyer's purchase of the Electric Assets contemplated hereby or the consummation of the other transactions contemplated hereby.

             (e) LITIGATION. Except as set forth on Schedule 7(e) attached hereto, there are no claims, actions, suits, proceedings or investigations pending or, to the best knowledge and belief of the Buyer, threatened by or against the Buyer with respect to the transactions contemplated hereby, at law or in equity or before or by any federal, state, municipal, foreign or other


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governmental department, commission, board, agency, instrumentality or authority nor does the Buyer know or have any reason to know of any basis for any such claim, action, suit, proceeding or investigation except with respect to those claims, actions, suits, proceedings or investigations which would not have a material adverse effect on the Buyer.

             (f) BROKER'S OR FINDER'S FEES. No agent, broker, person or firm acting on behalf of Buyer is, or will be, entitled to any commission or broker's or finder's fees from the Seller or from any person controlling, controlled by or under common control with the Seller in connection with any of the transactions contemplated herein.

         8. REPRESENTATIONS AND WARRANTIES OF YOLO GASCO. Yolo Gasco represents and warrants to NEO Yolo the following (both as of the Closing Date and as of the date hereof):

             (a) DUE CORPORATE FORMATION AND QUALIFICATION. Yolo Gasco is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has the power and lawful authority to carry on its business as now being conducted, and to own or lease and operate its properties and assets as now owned, leased or operated by it. To the best knowledge and belief of Yolo Gasco, Yolo Gasco is not required to be licensed or qualified as a foreign corporation in any other jurisdiction except where a failure to be so qualified would have a material adverse effect upon the Gas Project. Yolo Gasco has no subsidiaries and does not own any securities issued by any other business organization or governmental authority. Yolo Gasco does not own or have any direct or indirect interest in or control over any corporation, partnership, joint venture or entity of any kind.

             (b) CORPORATE AUTHORIZATION OF YOLO GASCO. Yolo Gasco has full power and authority under its corporate charter to execute and deliver this Agreement and each agreement, document and instrument executed and delivered by Yolo Gasco pursuant to this Agreement and to consummate the transactions contemplated hereby, and assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement and each agreement, document and instrument executed and delivered by Yolo Gasco pursuant to this Agreement constitutes the valid and binding obligation of Yolo Gasco enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) AUTHORITY OF YOLO GASCO. Except as set forth in Schedule 8(c) attached hereto, to the best knowledge and belief of Yolo Gasco, no consent, authorization or approval of, or declaration, filing or registration with, any governmental, administrative or regulatory body, or any consent, authorization or approval of any other third party, is necessary in order to enable Yolo Gasco to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and, to the best knowledge and belief of Yolo Gasco, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will:

                 (i) be in violation of the articles of incorporation or bylaws of Yolo Gasco or constitute a breach of any evidence of indebtedness or agreement relating to the Gas Project to which Yolo Gasco is a party;

                 (ii) cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which any Gas Asset is subject or under any contract relating to the Gas Project to which Yolo Gasco is a party, or permit the termination of any such contract by another person;

                 (iii) result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any Gas Assets under any agreement or commitment to which Yolo Gasco is bound;

                 (iv) accelerate, or constitute an event entitling, or which would, on notice or lapse of time or both, entitle, the holder of any indebtedness of Yolo Gasco to accelerate the maturity of any such indebtedness;

                 (v) conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality; or

                 (vi) violate any statute, law, regulation, permit, order or other governmental authorization of any jurisdiction as such statute, law, regulation, permit, order or other governmental authorization relates to the properties of the Gas Project.

             (d) TITLE TO PROPERTIES; ENCUMBRANCES. Yolo Gasco has good, valid and marketable title (except for leasehold interests, rights pursuant to easements, licenses and other interests of third parties specifically set forth on any Schedule annexed hereto) to all its material tangible and intangible personal properties and assets, including all tangible and intangible personal properties and assets which are included among the Gas Assets, to be purchased by Yolo Gasco in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real or tangible or intangible personal property which are described in Schedule 8(d) attached hereto, (ii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (iii) liens, encumbrances and easements under the contracts and agreements which are included among the Gas Assets and which are specifically identified on any Schedule annexed hereto (liens of the type described in clause
(i), (ii), and (iii) above are hereinafter sometimes referred to as "Yolo Gasco Permitted Liens"), and (iv) the liens or other encumbrances set forth on
Schedule 8(d) attached hereto.

             (e) COMPLIANCE WITH LAWS. Except as set forth on Schedule 8e(i) attached hereto, to Yolo Gasco's best knowledge and belief, with respect to the Gas Project, (i) Yolo Gasco has received no notice from any governmental authority that it is in violation of applicable laws and regulations, and (ii) Yolo Gasco has not received any notification of past violations of such laws or regulations that could reasonably be expected to result in future material claims against it. To the best knowledge and belief of Yolo Gasco, set forth on
Schedule 8e(ii) attached hereto is a list of all of Yolo Gasco's licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies that are material to or necessary for the conduct of the Gas Project (collectively "Gas Project Permits"). To the best knowledge and belief of Yolo Gasco, all Gas Project Permits are in full force and effect and no proceeding is pending or threatened to revoke, or limit any Gas Project Permit.

             (f) LITIGATION. There are no actions, suits or claims, or legal, administrative or arbitral proceedings or investigations pending or, to the best knowledge and belief of Yolo Gasco, threatened against or involving Yolo Gasco or any of its properties or assets with respect to the Gas Project.

             (g) DELEGATION AGREEMENT. Yolo Gasco has received no notice from either Seller or Yolo County that it is in violation or breach of any material provision of the Delegation Agreement. The Delegation Agreement is in full force and effect, and Yolo Gasco is not in default or breach under such agreement.

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

             (h) CONTRACTS AND OTHER AGREEMENTS. Schedule 8(h) attached hereto contains a complete and accurate list of all of the Gas Project contracts and other agreements with respect to the Gas Project to which the Yolo Gasco is a party or by or to which it or its assets or properties are bound or subject;

             (i) contracts and other agreements with any current or former officer, director, or employee not cancelable without penalty on notice of thirty (30) days or less;

                 (ii) contracts and other agreements with material suppliers of products sold or leased by Yolo Gasco in the normal course of the Gas Project;

                 (iii) contracts and other agreements relating to the borrowing of money including any indenture, mortgage, promissory note, loan agreement, or guaranty;

                 (iv) operations and maintenance agreements with respect to the Gas Project;

                 (v) any water supply agreement or any other agreement for condensate or other liquid disposal; and

                 (vi) any other contract or other agreement which Yolo Gasco reasonably believes is material to the Gas Project (other than those reflected on any of the other Schedules to this Agreement). There have been delivered or made available to NEO Yolo true and complete copies of all of the contracts and other agreements set forth on Schedule 8(h) or on any other schedule attached hereto. To the best knowledge and belief of Yolo Gasco, all of such contracts and other agreements are valid and binding upon Yolo Gasco in accordance with their terms, and Yolo Gasco is not in material default under any such contracts.

             (i) REAL ESTATE LEASES. Schedule 8(i) attached hereto sets forth a list and summary description of all leases, subleases, easements, licenses or other agreements under which Yolo Gasco is the lessor or lessee of, or uses or occupies or allows the use or occupancy of, any real property (the "Yolo Gasco Leases and Easements"). All of the Yolo Gasco Leases and Easements, true and complete copies of which have been delivered to NEO Yolo, are in effect and, to the best knowledge and belief of Yolo Gasco, Yolo Gasco is not in material default under or with respect to any of Yolo Gasco Leases or Easements nor has the Yolo Gasco received or sent any notice of any default under or with respect to any of the same. To the best knowledge and belief of Yolo Gasco, no other party to any of the Yolo Gasco Leases and Easements is in material default under or with respect to any of the same.

             (j) INTELLECTUAL PROPERTY. Schedule 8(j) attached hereto sets forth a list of all patents, trade secrets, proprietary rights, trademarks, service marks and trade names (collectively, "Yo1o Gasco Intellectual Property") owned by Yolo Gasco that relate to the Gas Project. Except as set forth on Schedule 8(j), to the best knowledge and belief of Yolo Gasco, all Yolo Gasco Intellectual Property is owned outright by Yolo Gasco, free and clear of any lien or encumbrance and except as so set forth, there exist no obligations with respect to any Yolo Gasco Intellectual Property requiring Yolo Gasco to make any payment in respect of its use or otherwise. Except as set forth on Schedule 8(j), to the best knowledge and belief of Yolo Gasco, Yolo Gasco has no notice of any patent, trademark, service mark or trade name of any other person that


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

infringes  upon,  or is  infringed  upon by,  any of the  property  set forth on
Schedule 8(j) or notice of any claim of any other person relating to any of the property set forth on Schedule 8(j) or any process or confidential information of Yolo Gasco. Yolo Gasco's rights in all of such Yolo Gasco Intellectual Property are freely transferable.

             (k) BROKER'S OR FINDER'S FEES. No agent, broker, person or firm acting on behalf of Yolo Gasco is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

             (l) EMPLOYEE BENEFIT PLANS.

                 (i) Schedule 8(l) attached hereto lists all employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any employment or compensation agreements, written or otherwise, currently or heretofore maintained, contributed to or entered into by Yolo Gasco for the benefit or, relating to, or with any employee of Yolo Gasco employed in the Gas Project (the "Employee Plans"). None of the Employee Plans is a multi-employer plan, as defined in Section 4001(a)(3) of ERISA (a "Multi-employer Plan"). There has been no "prohibited transaction", as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan. No Employee Plan has breached any requirement prescribed by any applicable statute, order, or governmental rule or regulation currently in effect with respect thereto, nor has Yolo Gasco failed to perform any obligations required to be performed by it under, nor is it in default under or in violation of, nor has it knowledge of any default or violation by any other party of the Employee Plans which would result in liability to NEO Yolo. Each Employee Plan intended to qualify under Section 401 (a) of the Code does so qualify, and each trust created thereunder intended to be exempt from tax under the provisions of
Section 501 (a) of the Code is so exempt a determination letter from the Internal Revenue Service (the "IRS") that each such plan is so qualified and each such trust is so exempt has been applied for and Yolo Gasco is aware of no reason why each such favorable determination letter should not be issued, and there exists no fact which would adversely affect the qualified status of any such plan or which would eliminate or partially eliminate the tax treatment accorded to the employers, employees or the corpus of any such plan under the Code. Yolo Gasco has not incurred and does not reasonably expect to incur (i) any liability to the Pension Benefit Guaranty Corporation (other than a liability for premiums pursuant to Section 4007 of ERISA) with respect to any employee plan subject to Title IV of ERISA or (ii) any withdrawal liability with respect to any Multi-employer Plan. All contributions required to be made to any Employee Plan have been made, and all appropriate accruals of contributions, disbursements and expenses have been made with respect to such Employee Plans. With respect to each Employee Plan which is covered by Title IV of ERISA, the market value of assets of such plan as of the date hereof exceeds the actuarial present value of benefits accrued under such plan as of the date hereof, determined in accordance with the actuarial assumptions set forth in the most recent actuarial valuation report of such plan.

                 (ii) Yolo Gasco has delivered to NEO Yolo true and complete copies of all Employee Plans listed in Schedule 8(1) and of all agreements, including trust agreements and other funding instruments, such as insurance contracts, embodying such plans. With respect to each employee benefit plan, as defined in Section 3(3) of ERISA, listed in Schedule 8(1), true and complete copies of the (a) last filed Form 5500 and all applicable Schedules thereto, (b)


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summary plan description and all modifications thereto communicated to employees and (c) most recent annual and periodic accounting of related plan assets, if any, have been delivered to NEO Yolo and are correct in all material respects. With respect to each employee pension benefit plan, as defined in Section 3(2) of ERISA, listed on Schedule 8(1), true and complete copies of the (a) most recent determination letter, if any, issued by the IRS and the application therefor and (b) most recent annual actuarial valuation report, if any, have been delivered to NEO Yolo and are correct in all material respects.

             (m) LABOR MATTERS. Except as set forth in Schedule attached hereto, with respect to the Gas Project, Yolo Gasco is currently in compliance in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those related to wages, hours, collective registrations, and authorizations.

             (n) TAX RETURNS. Yolo Gasco, as appropriate, has timely filed (including extensions) with the appropriate governmental authorities, all tax and other returns required to be filed by it and such returns are true and complete and all taxes due have been paid. Yolo Gasco will timely file (including extensions) with appropriate governmental authorities, all tax and other returns which shall be required to be filed by it after the Closing Date and such returns shall be true and complete and all taxes due shall be paid by Yolo Gasco.

             (o) ENVIRONMENTAL MATTERS. Yolo Gasco has provided to NEO Yolo copies of all documents, records and information available to Yolo Gasco, a complete listing of which is set forth on Schedule attached hereto, concerning any environmental or health and safety matter relevant to Yolo Gasco, whether generated by Yolo Gasco or others, including, without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal, spill control plans, and reports, correspondence, permits, licenses, approvals, consents, and other authorizations related to environmental or health and safety matters issued by any governmental agency.

             (p) Section 29 Qualification. Yolo Gasco submitted a purchase order for the requisition of certain equipment for the extraction of landfill gas in connection with the Gas Project, a true and correct copy of which purchase order is attached hereto as Exhibit 8 (p).

             (q) PERMITS AND GOVERNMENTAL AUTHORITY.

                 (i) All Gas Project permits required for the construction and operation of the Gas Project either (i) have been obtained and remain in full force and effect and are not subject to any appeals or further proceedings or to any unsatisfied conditions that may allow material modification or revocation or
(ii) with respect to Gas Project Permits required for operation and construction and not yet obtained, are of a type that are routinely granted on application and that could not be reasonably obtained before .the Closing Date. Upon the purchase of the Gas Assets, NEO Yolo will, to the extent permitted by law, without penalty, additional cost or consent of any person, be entitled to the benefit of each such Gas Project Permit so that the operation of the Gas Project may continue. All applicable Gas Project Permits obtained as of the Closing Date are listed in Schedule 8(u)(i).

                 (ii) Except for the permits identified in Schedule 8(q)(ii), no action by, and no notice to or filing with, any federal, state or local governmental authority or regulatory body (i) is or will be required for the due execution, delivery and performance by Yolo Gasco of this Agreement or any agreement, lease or document to be entered into, assigned or delivered pursuant to the terms hereof of to which it is or will be a party, or (ii) is required for the construction, financing and operation of the Gas Project through the Closing Date.

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

             (r) ENVIRONMENTAL COMPLIANCE. Yolo Gasco has taken all reasonable steps to investigate the past and present condition and usage of the Gas Project and the operations conducted thereon and, based upon such diligent investigation, has determined and hereby represents and warrants that, except as set forth on Schedule 8(r):

                 (i) Neither Yolo Gasco nor any operator of the Gas Project is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to the environmental matters, including without limitation, those arising under federal, state or local environmental laws, which violation would have a material adverse effect on the Gas Project or the Gas Assets.

                 (ii) Yolo Gasco has not received notice from any third party including, without limitation, any federal, state or local governmental authority, (a) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (b) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous waste, as defined 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substance, oil or hazardous materials or other chemicals or substances regulated by any federal, state or local environmental laws ("Hazardous Substances") which Yolo Gasco has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party to the best of Yolo Gasco's knowledge has conducted or has ordered that Yolo Gasco conduct a remedial investigation, removal or other response action pursuant to any federal, state or local environmental law, or (c) that it is or shall be a named party to any claim, action, cause of action, complaint, legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances,

                 (iii) (a) No portion of Yolo Gasco's leased real property has been used by Yolo Gasco for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable federal, state or local environmental laws, and to the best of Yolo Gasco's knowledge no underground tank or other underground storage receptacle for Hazardous Substances is located on such real property; (b) in the course of any activities conducted by Yolo Gasco, no Hazardous Substances have been generated or are being used on such real property by Yolo Gasco except in accordance with applicable federal, state or local environmental laws; (c) to the best of Yolo Gasco's knowledge there have been no unpermitted releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases caused by Yolo Gasco, which releases Yolo Gasco has responsibility to correct and which it left uncorrected and which would have a material adverse effect on the value of such real property or adjacent properties or the environment; (d) to the best of Yolo Gasco's knowledge, there have been no releases by Yolo Gasco on, upon, from or into, any real property in the vicinity of the real property which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the real property; and (e) in addition, any Hazardous Substances that have been generated by Yolo Gasco on the real property have been (i) either delivered to Yolo County for treatment and disposal or (ii) have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed


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of only by  treatment  or  disposal  facilities  maintaining  valid  permits  as required under applicable federal, state or local environmental laws, which transporters and facilities have been and are, to the best of the Yolo Gasco's
knowledge,   operating  in   compliance   with  such   permits  and   applicable
environmental laws;

                 (iv) To the best of Yolo Gasco's knowledge, the real property owned or leased by Yolo Gasco in Yolo County, California is not subject to any applicable environmental clean up responsibility law or environmental restrictive transfer law or regulation by virtue of Yolo Gasco's activities on the property;

                 (v) Yolo Gasco has provided NEO Yolo with true and complete copies of all material documents, reports, site assessments, data, communications and other materials in its possession or to which it has access which contain information with respect to potential environmental liabilities of Yolo Gasco related to compliance with federal, state and local environmental laws.

             (s) DISCLOSURE. No representation or warranty made by Yolo Gasco in this Agreement or in any agreement, instrument, document, certificate, statement or letter furnished to NEO Yolo by or on behalf of or at the request of Yolo Gasco in connection with any of the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

             (t) INDEPENDENT OPERATIONS. The operations of Yolo Gasco have been run completely independently from those of Seller, and Yolo Gasco makes no representations or warranties about Seller. Seller's operations or the conditions of Seller's assets or properties, whether owned, leased or used.

         9. REPRESENTATIONS AND WARRANTIES OF NEO YOLO.

             NEO Yolo represents and warrants to Yolo Gasco the following (both as of the Closing Date and as of the date hereof):

             (a) DUE FORMATION AND QUALIFICATION. NEO Yolo is a corporation duly organized, validly existing and in good standing under the laws of its state of formation, and has the power and lawful authority to carry on its business as now being conducted and to own or lease its properties and assets as now owned, leased or operated by it. NEO Yolo viii, prior to the commencement of activities in California, be duly qualified or otherwise authorized as a foreign limited liability company to transact business in California.

             (b) AUTHORIZATION. NEO Yolo has full power and authority under its formation documents and operating agreement, and the managers and members of NEO Yolo have taken all necessary action to authorize NEO Yolo to execute and deliver this Agreement and to consummate the transactions contemplated hereby and, assuming due authorization, execution and delivery of this Agreement by Yolo Gasco, Seller and Buyer, this Agreement constitutes the valid and binding obligation of NEO Yolo enforceable in accordance with its terms except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors1 rights generally and the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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

             (c) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby does or will violate, conflict with, result in a breach of any provision of, constitute a default under, result in the termination of or permit any third party to terminate (with or without notice, lapse of time or pursuant to any legal or equitable principle) or accelerate the performance required on the part of NEO Yolo by the terms of, or accelerate the maturity of or require the prepayment of any indebtedness of NEO Yolo under, any judgment, order, decree or agreement or instrument to or by which NEO Yolo or any of its assets is subject or bound.

             (d) AUTHORITY OF NEO YOLO. Except as set forth on Schedule 9(d) attached hereto, no consent, authorization or approval of, or declaration, filing or registration with, any governmental, administrative or regulatory body, or any consent, authorization or approval of any other third party, is necessary in connection with NEO Yolo's consummation of the other transactions contemplated hereby.

             (e) LITIGATION. Except as set forth on Schedule 9(e) attached hereto, there are no claims, actions, suits, proceedings or investigations pending or, to the best knowledge and belief of NEO Yolo threatened by or against NEO Yolo with respect to the transactions contemplated hereby, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, agency, instrumentality or authority nor does NEO Yolo know or have any reason to know of any basis for any such claim, action, suit, proceeding or investigation except with respect to those claims, actions, suits, proceedings or investigations which would not have a material adverse effect on NEO Yolo.

         10. SELLER'S AND BUYER CONDITIONS OF CLOSING.

             (a) The obligations of Buyer hereunder are subject to the fulfillment to the reasonable satisfaction of Buyer of each of the following conditions prior to or on the Closing Date: (i) Seller have been performed and complied with all covenants and conditions, and shall have made all deliveries, required by this Agreement to be performed or complied with by Seller prior to or at the Closing and the representations of Seller shall be true and accurate in all material respects as of the Closing.

                 (ii) On the Closing Date, neither Seller nor Buyer shall be a party to, nor will there otherwise be pending, any judicial, administrative or other action, proceeding or investigation (other than any such action brought by Buyer) seeking to enjoin or restrain the transactions contemplated hereby, and there will not be in effect any injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that any transactions Provided for herein not be consummated as so provided.

                 (iii) Buyer shall have received executed counterparts of any consents, releases and other documentation, including such consents, releases and other documentation as are reasonably satisfactory to Buyer from the parties listed on Schedule 3(b) (iv), required to permit Seller and Buyer to consummate the transactions contemplated by this Agreement and to vest in Buyer all of Seller's right, title and interest in the Electric Assets, in accordance with the provisions of this Agreement.

                 (iv) There shall have occurred no material adverse change in the operations of the Electric Project or the condition of the Electric Assets during the period from the date hereof to the Closing Date, except for ordinary wear and tear, maintenance and repair of the Electric Assets- For purposes hereof, "material adverse change" shall include, without limitation, (a) any material breach by any party under a material contract to which Seller is a party, by which Seller is bound to which the Electric Assets are subject which causes a material diminution in value of the Electric Project, and the Electric Assets, (b) any material adverse change in relationships with licensees, suppliers, distributors, customers or other having material business relationships with Seller which causes a material diminution in value of the Electric Project and the Electric Assets, (c) any sale or other disposition of any of the Electrical Assets other than in the ordinary course of business, (d) any further encumbrance of any Electric Assets, and (e) any modification, amendment or cancellation of any of Sellers existing commitments, contracts or agreements relating to the Electric Project or the Electric Assets, or the entering into of any new commitments, contracts or agreements other than in the ordinary course of business.

                 (v) All liens, claims and encumbrances upon or against the Electric Assets and the Electric Project other than the Electric Permitted Liens shall be released and discharged against and with respect to the Electric Assets and the Electric Project to the reasonable satisfaction of Buyer.

                 (vi) Buyer shall have received consents and waivers and other documents reasonably satisfactory to Buyer, pursuant to which all third parties under the Electric Project Assumed Contracts and Electric project Assumed Leases have waived or agreed to waive all breaches and defaults by Seller under such Electric Project Assumed Contracts and Electric Project Assumed Leases.

                 (vii) Buyer shall have received the approval of this Agreement and the transaction that is the subject hereof by the Board of Directors of NEO Corporation, as a member of Buyer.

                 (viii) Buyer shall be satisfied with (a) the results of the legal, accounting and business due diligence investigation of the Electric Assets and the Electric Project which will be performed by its attorneys, accountants and representatives, and the performance of the Electric Project prior to Closing and (b) that all legal and administrative proceedings and actions related to the approval of this Agreement and the transactions contemplated hereby have been fully and completely satisfied in such manner as to vest in Buyer good and marketable title to the Electric Assets, free and clear of all liens, claims and encumbrances (other than any such lien, claim or encumbrance which comprises either an Electric Permitted Lien or an Electric Project Assumed Liability) upon the consummation of the transactions contemplated hereby.

                 (ix) NEO Yolo shall have received a bill of sale, in form and substance reasonably satisfactory to NEO Yolo, duly executed by Yolo Gasco, conveying all of Yolo Gasco's rights, title and interest in and to all of the Gas Assets to NEO Yolo.

                 (x) Buyer shall have entered into (a) a Standard Offer No. 1 Power Purchase Agreement in form and substance satisfactory to Buyer with SCE for purchase of electric power from the Electric Project, (b) a transmission agreement in form and substance satisfactory to Buyer with PG&E for the transmission by PG&E to SCE of electric power generated by Buyer from the Electric Project, and (c) such interconnection, scheduling and other agreements with either PG&E or SCE, or both, as may be reasonably required by Buyer with respect to the transmission and purchase of electric power generated by the Electric Project as set forth above.

                 (xi) Buyer shall have received from Seller such other documents, instruments, writings and actions as may. be reasonably requested by Buyer or its legal counsel to confirm to Buyer marketable title to the Electric Assets, the Electric Project and the agreements with SCE, PG&E and all other third parties other than NEO Yolo or Yolo Gasco required for the profitable operation of the Electric Project as contemplated herein.

                 (xii) Buyer shall have received from EMCON an agreement in form and substance satisfactory to Buyer pursuant to which EMCON agrees to use its best efforts to assist Buyer and NEO Yolo to negotiate with and obtain from Yolo County an amended and restated Production Agreement in which Yolo County would agree to reduce the compensation payable to it pursuant to such Production Agreement to a level of compensation that is satisfactory to Buyer and NEO Yolo.

                 (xiii) The concurrent closing of the purchase by NEO Yolo of the Gas Assets and the Gas Project from Yolo Gasco.

             (b) The obligations of Seller hereunder are subject to the fulfillment to the reasonable satisfaction of Seller of each of the following conditions prior to or at the Closing:

                 (i) Buyer shall have performed and complied with all covenants and conditions, and shall have made all deliveries, required by this Agreement to be performed or complied with by Buyer prior to or at the Closing and the representations and warranties of Buyer shall be true and accurate in all material respects as of the Closing.

                 (ii) On the Closing Date, neither Seller nor Buyer shall be a party to, nor will there otherwise be pending, .any judicial, administrative or other action, proceeding or investigation (other than any such action brought by Seller) seeking to enjoin or restrain the transactions contemplated hereby, and there will not be in effect any injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that any transactions Provided for herein not be consummated as so provided.

         11. NEO YOLO'S AND THE YOLO GASCO'S CONDITIONS OF CLOSING.

             (a) The obligations of NEO Yolo hereunder are subject to the fulfillment to the reasonable satisfaction of NEO Yolo of each of the following conditions prior to or on the Closing Date:

                 (i) Yolo Gasco shall have performed and complied with all covenants and conditions, and shall have made all deliveries, required by this Agreement to be performed or complied with by Yolo Gasco prior to or at the Closing and the representations of Yolo Gasco shall be true and accurate in all material respects as of the Closing.

                 (ii) On the Closing Date, neither Yolo Gasco nor NEO Yolo shall be a party to, nor will there otherwise be pending, any judicial, administrative or other action, proceeding or investigation (other than any such action brought by NEO Yolo) seeking to enjoin or restrain the transactions contemplated hereby, and there will not be in effect any injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that any transactions Provided for herein not be consummated as so provided.

                 (iii) NEO Yolo shall have received executed counterparts of any consents, releases and other documentation, including such consents, releases another documentation, including such consents, releases and other documentation as are reasonably satisfactory to NEO Yolo from the parties listed on Schedule 11(a)(iii), required to permit Yolo Gasco and NEO Yolo to consummate the transactions contemplated by this Agreement and to vest in NEO Yolo all of Yolo Gasco's right, title and interest in the Gas Assets, in accordance with the provisions of this Agreement.

                 (iv) There shall have occurred no material adverse change in the operations of the Gas Project, or the condition of the Gas Assets during the period from the date hereof to the Closing Date, except for ordinary wear and tear and maintenance and repair of the Gas Assets. For purposes hereof, "material adverse change" shall include, without limitation, (a) any material breach by any party under a material contract to which Yolo Gasco is a party, by which Yolo Gasco is bound or to which the Gas Assets are subject which cause a material diminution in value of the Gas Project, and the Gas Assets, (b) any material adverse change in relationships with licensees, suppliers, distributors, customers or others having material business relationships with Yolo Gasco which causes a material diminution in value of the Gas Project and the Gas Assets, (c) any sale or other disposition of any of the Gas Assets other than in the ordinary course of business, (d) any further encumbrance of any Gas Assets, and (e) any modification, amendment or cancellation of any of Yolo
Gasco's existing commitments, contracts or agreements relating to the Gas Project or the Gas Assets, or the entering into of any new commitments, contracts or agreements other than in the ordinary course of business.

                 (v) All liens, claims and encumbrances upon or against the Gas Assets and the Gas Project shall be released and discharged against and with respect to the Gas Assets and the Gas Project, to the reasonable satisfaction of NEO Yolo.

                 (vi) NEO Yolo shall have received consents and waivers and other documents reasonably satisfactory to NEO Yolo pursuant to which all third parties under the Gas Project Assumed Contracts and Gas Project Assumed Leases have waived or agreed to waive all breaches and default by Yolo Gasco under such Gas Project Assumed Contracts and Gas Project Assumed Leases.

                 (vii) NEO Yolo shall have received the approval of this Agreement and the transactions that is the subject hereof by the Board of Directors of NEO Corporation, the sole shareholder of NEO Yolo.

                 (viii) NEO Yolo shall be satisfied with (a) the results of the legal, accounting and business due diligence investigation of the Gas Assets and the Gas Project which will be performed by its attorneys, accountants and representatives, and the performance of the Gas Project prior to Closing and (b) that all legal and administrative proceedings and actions related to the approval of this Agreement and the transactions contemplated hereby have been fully and completely satisfied in such manner as to vest in NEO Yolo good and marketable title to the Gas Assets, free and clear of all liens, claims and encumbrances upon the consummation of the transactions contemplated hereby.

                 (ix) NEO Yolo shall have received a bill of sale, in form and substance reasonably satisfactory to NEO Yolo, duly executed by Yolo Gasco, conveying all of Yolo Gasco's rights, title and interest in and to all of the Gas Assets to NEO Yolo.

                 (x) The receipt by NEO Yolo of an agreement between NEO Yolo and EMCON in which NEO Yolo shall have the right, at its sole option to retain EMCON (i) to install additional landfill gas collection wells at the Yolo County

Central Landfill at a cost not to exceed $3,250 per well for the period commencing with the Closing Date and continuing for a period ending twelve months from the Closing Date and (ii) to perform operations, maintenance and repair services with respect to the landfill gas collection system at the Yolo County Central Landfill at either a fixed price or at hourly rates, as set forth in such agreement that are 75% of the normal fixed price or hourly rates published and billed to other clients by EMCON for comparable services for the period commencing on the Closing Date and continuing for a period ending twelve months from the Closing Date.

                 (xi) NEO Yolo shall have received from Yolo Gasco such other documents, instruments, writings and actions as may be reasonably requested by NEO Yolo or its legal counsel to confirm to NEO Yolo marketable title to the Gas Assets and the Gas Project, including any agreements with third parties other than Seller or Buyer required for the Gas Project as contemplated herein.

                 (xii) The concurrent closing of the purchase by Buyer of the Electric Assets and Electric Project from Buyer.

             (b) The obligations of Yolo Gasco hereunder are subject to the fulfillment to the reasonable satisfaction of Yolo Gasco of each of the following conditions prior to or at the Closing:

                 (i) NEO Yolo shall have performed and complied with all covenants and conditions, and shall have made all deliveries, required by this Agreement to be performed or complied with by NEO Yolo prior to or at the Closing and the representations and warranties of NEO Yolo shall be true and accurate in all material respects as of the Closing.

                 (ii) On the Closing Date, neither Yolo Gasco or NEO Yolo shall be a party to, nor will there otherwise be pending, any judicial, administrative or other action, proceeding or investigation seeking to enjoin or restrain the transactions contemplated hereby, and there will not be in effect any injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that any transactions provided for herein not be consummated as so provided.

                 (iii) The receipt from Seller of an agreement with Yolo Gasco on terms and conditions and in a form satisfactory to Yolo Gasco providing for
(a) the settlement of outstanding claims between Seller and Yolo Gasco, and (b) such other matters as maybe agreed upon between Seller and Yolo Gasco.

         12. COVENANTS OF SELLER.

             (a) Seller hereby covenants and agrees that, from and after the date hereof and until the Closing Date:

                 (i)  Seller  shall   provide  full  access  to  Buyer  and  its
representatives to all of its properties, books, contracts, commitments and records concerning the Electric Assets and the Electric Project (other than privileged attorney-client communications and privilege attorney work product relating to the Electric Assets and the Electric Project) and shall furnish such information relating thereto as Buyer may reasonably request.

                 (ii) Seller will notify Buyer regarding any significant developments, transactions and proposals relating to the Electric Project and the Electric Assets, other than in the ordinary course of business as conducted as of the date hereof. In particular, Seller will notify Buyer of any event that, to Seller's actual knowledge, occurs prior to the Closing Date that (a) would have required disclosure in a Schedule or Exhibit to this Agreement if it had occurred prior to the date hereof or (b) could reasonably cause a failure of any condition set forth in Section 10(a) hereof.

         13. COVENANTS OF YOLO GASCO.

             (a) Yolo Gasco hereby covenants and agrees that, from and after the date hereof and until the Closing Date:

                 (i) Yolo Gasco shall provide full access to NEO (Y) Yolo and its representatives to all of its properties, books, contracts, commitments and records concerning the Gas Assets-and the Gas Project (other than privileged attorney-client communications and privileged attorney work product relating to the Gas Assets and the Gas Project) and shall furnish such information relating thereto as NEO (Y) Yolo may reasonably request.

                 (ii) Yolo Gasco will notify NEO Yolo regarding any significant developments, transactions and proposals relating to the Gas Project and the Gas Assets, other than in the ordinary course of business as conducted as of the date hereof. In particular, Yolo Gasco will notify, NEO Yolo of any event that, to Yolo Gasco's actual knowledge, occurs prior to the Closing Date that (a) would have required disclosure in a Schedule or Exhibit to this Agreement if it had occurred prior to the date hereof, or (b) could reasonably cause a failure of any condition set forth in Section Il(a) hereof.

         14. TAXES; PREPAID ITEMS; PRORATIONS; EXPENSES.

             (a) Buyer shall pay all income, franchise and other taxes and charges, if any, arising out of Buyer's ownership of the Electric Assets or operation of the Electric Project after the Closing Date. Except as may be included in the Electric Project Assumed Liabilities or under assumption agreements, assignment agreements or consents to assignment executed by Buyer in connection herewith, Buyer shall not pay nor be responsible for any income, franchise, sales, use and other taxes and charges, if any, arising out of Seller's ownership of the Electric Assets or operations of the Electric Project prior to and through the Closing Date.

             (b) NEO Yolo shall pay all income, franchise and other taxes and charges, if any, arising out of NEO Yolo's ownership of the Gas Assets or operation of the Gas Project after the Closing Date. Except as may be included in the Gas Project Assumed Liabilities or under assumption agreements, assignment agreements or consents to assignment executed by NEO Yolo in connection herewith, NEO Yolo shall not pay nor be responsible for any income, franchise, sales, use or other taxes and charges, if any, arising out of Yolo Gasco's ownership of the Gas Assets or operations of the Gas Project prior to and through the Closing Date.

             (c) Property taxes and the payment for easement rights to James Fitzgerald Kelly and Thomas Ross Kelly as co-trustees of the Margaret Ross Noonan Kelly Irrevocable Trust dated March 14, 1990 shall be prorated as of the

Closing Date. All rights of Seller and Yolo Gasco to any refund or reduction in assessment of taxes, whether existing before or after the Closing Date, shall be transferred by Seller and (Y) Yolo Gasco to Buyer and NEO Yolo at the Closing Date. Such prorations shall occur on the Closing Date or as soon thereafter as is reasonable practicable.

             (d) Each of the parties shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby. The expense of furnishing documents required under this Agreement shall be borne by the parties which is obligated to furnish the same.

         15. ATTORNEYS; FEES. If any action be instituted between or among any of the parties to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover any expenses incurred in connection with such dispute, including reasonable accountants' and attorneys' fees.

         16. MISCELLANEOUS.

             (a) Buyer and NEO Yolo each acknowledge that after the Closing Seller will have no substantial assets. As a result thereof, any recovery of monetary damages or relief against Seller for any breach of any representation or covenant, or the inaccuracy of any warranty, under this Agreement would be substantially unlikely and speculative. Notwithstanding the foregoing, Buyer and NEO Yolo each hereby waives any claims it may have had against the officers, directors and/or shareholders of Seller under "piercing the corporate veil" and other similar theories for any such breach or inaccuracy.

             (b) If the Closing Date has not occurred on or before December 31, 1996, any of the parties may terminate this Agreement by giving notice of its election to terminate this Agreement to the other parties in accordance with the provisions hereof.

             (c) All Exhibits and Schedules referred to and attached to this Agreement are hereby incorporated into and by this reference made apart of this Agreement. Disclosure of information on any of the Schedules to this Agreement shall be regarded for all purposes as disclosure of such information on any other Schedule for which such information is relevant. This Agreement, including all such Exhibits and Schedules, and any agreements and documents delivered or entered into in connection herewith constitute the complete agreement of the parties hereto and supersede all negotiations, prior agreements, or understandings between or among the parties, and no term or provision of this Agreement may be altered, amended or waived except by a writing signed by Buyer, Seller, Yolo Gasco and NEO Yolo. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall constitute a waiver of any other or subsequent breach or a continuing waiver.

             (d) This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective representatives, successors and assigns of Buyer, Seller, Yolo Gasco and NEO Yolo.

             (e) This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

             (f) The subject headings of the Paragraphs of this Agreement are included for purposes of convenience only and shall not affect the constructions or interpretation of any of its provisions.

             (g) Each party agrees to pay any brokerage commission or finder's fee which may be due on account of the transactions contemplated by this Agreement to any broker or finder employed or retained by it, and to indemnify and hold the other party harmless from all liabilities, expenses (including reasonable attorneys~ fees), damage and claims arising from any claim for such commission or fees.

             (h) All notices or other communications required or permitted hereunder shall be in writing and shall be given by hand or by registered mail, return receipt requested, addressed as follows:

           If to Seller:
                                            Yolo Energy Partners, Inc.
                                            P.O. Box 1186
                                            Frazier, CA 19355
                                            Attn: Theodore H. Van Buren,
                                            President

         With a copy to:
                                            Sommer & Barnard, PC
                                            4000 Bank One Tower
                                            111 Monument Circle
                                            P.O. Box 44363
                                            Indianapolis, IN 46244
                                            Attn.' Robert J. Hicks, Esq.

         If to Buyer:
                                            Minnesota Methane LLC
                                            c/o NEO Corporation
                                            1221 Nicollet Mall, Suite 700
                                            Minneapolis, MN 55403-2445
                                            Attention: President

         If to Yolo Gasco:
                                            Yolo Landfill Gas Corporation
                                            c/o Emcon
                                            400 S. El Camino Real, Suite 1200
                                            San Mateo, CA 94402
                                            Attention: R. Michael Momboisse
                                            Chief Financial Officer


         If to Emcon:
                                            Emcon
                                            400. S. El Camino Real, Suite 1200
                                            San Mateo, CA 94402
                                            Attention: R. Michael Momboisse

         If to NEO Yolo:
                                            Yolo NEO LLC
                                            c/o NEO Corporation
                                            1221 Nicollet Mall, Suite 700
                                            Minneapolis, MN 55403-2445
                                            Attention: President

             (i) In case one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby and the parties hereto shall enter into an agreement amending such provision in such manner as to make it valid, legal and enforceable while retaining the original intent of the parties with respect to such provision.

             (j) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

             (k) Time is of the essence as to the provisions of this Agreement.

             (l) This Agreement shall terminate and shall be of no further force or effect upon mutual agreement of the parties. No termination of this Agreement shall release, or be construed as releasing, any party hereto from any liability or damage to the other party hereto arising out of, in connection with or otherwise relating to, directly or indirectly, such party's material breach, such party's material default or such party's failure in performance of any of its material covenants, agreements, duties or obligations arising hereunder.

             (m) Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person or entity other than the parties hereto.

             (n)  This  Agreement  may  be  executed  in   counterparts,   which
counterparts, taken collectively, shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               SELLER:

                               YOLO ENERGY PARTNERS, INC.
                               an Indiana Corporation

                               By:     /s/Theodore H. Van Buren
                                       --------------------------
                               Name:   Theodore H. Van Buren
                               Title:  President

                               BUYER:

                               Minnesota Methane LLC
                               a Wyoming limited liability company

                               By:     /s/Peter D. Jones
                                       ---------------------------
                               Name:   Peter D. Jones
                               Title:  Director

                               YOLO LANDFILL GAS CORPORATION
                               a California Corporation

                               By:     /s/R. Michael Momboisse
                                       ---------------------------
                               Name:   R. Michael Momboisse
                               Title:  CFO & Vice President Legal

                               YOLO NEO LLC
                               a Delaware Limited Liability Company

                               By:      /s/Peter D. Jones
                                        --------------------------
                               Name:    Peter D. Jones
                               Title:   Manager

                               EMCON
                               a California Corporation

                               By:      /s/R. Michael Momboisse
                                        --------------------------
                               Name:    R. Michael Momboisse
                               Title:   CFO & Vice President Legal